SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2008

Sierra Concepts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-155375	26-3387077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6074 Citation Court Reno, Nevada	89523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (775) 200-6853

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01                      Other Events

On December 17, 2008, our board of directors voted to issue 2,400,000 shares to a total of 30 subscribers who purchased shares of common stock at a price of $0.005 per share in our initial public offering (the “Offering”). The Offering was made pursuant to our Registration Statement on Form S-1 which became effective on November 26, 2008.  We raised a total of $12,000 through the Offering, which was conducted by our sole officer and director, David Davis.

We have committed to update the Prospectus as required by law and will continue to file all required reports with the Securities and Exchange Commission (the "Commission").

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sierra Concepts, Inc.

/s/ David Davis
David Davis
President, Chief Executive Officer
Date: December 18, 2008